RESTRICTIONS ON DIVIDENDS, LOANS AND ADVANCES	12 Months Ended
Dec. 31, 2011
Disclosure of Restrictions on Dividends, Loans and Advances Disclosure [Abstract]
RESTRICTIONS ON DIVIDENDS, LOANS AND ADVANCES
RESTRICTIONS ON DIVIDENDS, LOANS AND ADVANCES

Federal regulations place certain restrictions on dividends paid and loans or advances made by the Bank to the Company.  The total amount of dividends which may be declared in a given calendar year without regulatory approval is generally limited to the net income of the Bank for that year plus retained net income for the preceding two years.

At December 31, 2011 the Bank’s retained earnings available for payment of dividends was $5.6 million.  At December 31, 2010, the Bank’s retained earnings available for payment of dividends was $700,000.  Accordingly, $100.4 million and $75.1 million of the Company’s equity in the net assets of the Bank were restricted at December 31, 2011 and 2010, respectively.

In addition, the Company is further restricted, under its junior subordinated debt obligation, from paying dividends to its shareholders if the Company has deferred interest payments or has otherwise defaulted on its junior subordinated debt obligation.

Under federal regulation, the Bank is also limited to the amount it may loan to the Company, unless such loans are collateralized by specific obligations.  Loans or advances to the Company by the Bank are limited to 10% of the Bank’s capital stock and surplus on a secured basis.  In addition, dividends paid by the Bank to the Company would be prohibited if the effect thereof, would cause the Bank’s capital to be reduced below applicable minimum capital requirements.